OTHER INCOME, NET (Tables)	6 Months Ended
Sep. 30, 2025
Other Income and Expenses [Abstract]
SCHEDULE OF OTHER INCOME NET

	Six months ended September 30,
	2024	2025
	RMB	RMB
Exchange gains	(190)	151
Government grants	(1,946)	(1,015)
Others	(159)	(11,971)
Total	(2,295)	(12,835)

In the period ended September 30, 2025, others mainly included RMB9.1 million reversed allowance of credit losses and RMB 2.2 million gain from deregistration of Utime HZ.